UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
     Date of Report (Date of earliest event reported):      September 7, 2005
Retail Ventures, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-10767	20-0090238

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3241 Westerville Road, Columbus, Ohio		43224

(Address of principal executive offices)		(Zip Code)
(614) 471-4722

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1
This Amendment No. 1 (this “Amendment”) amends the Current Report on Form 8-K of Retail Ventures, Inc. (the “Company”), dated as of September 7, 2005, regarding the Company’s second quarter fiscal 2005 results press release issued on September 7, 2005. This Amendment updates the previous filing to report the Company’s second quarter fiscal 2005 results under Item 2.02 Results of Operations and Financial Condition on Form 8-K.
Item 2.02.      Results of Operations And Financial Condition.
     On September 9, 2005, the Company issued a press release regarding certain revisions to the unaudited balance sheet that accompanied the Company’s second quarter fiscal 2005 results released on September 7, 2005. A copy of the press release containing such revisions is attached as Exhibit 99.1 hereto and is incorporated by reference herein. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.
Item 9.01.      Financial Statements And Exhibits.
(c)   Exhibits

Exhibit No.	Description
99.1	Press Release dated September 9, 2005
The information in this Form 8-K/A, including the exhibit hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Retail Ventures, Inc.
Date: September 9, 2005	By:	/s/ James A. McGrady
James A. McGrady, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 9, 2005